UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

The Securities Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

BBX Capital, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

BBX Capital, Inc.

201 East Las Olas Blvd., Suite 1900

Fort Lauderdale, Florida 33301

April 19, 2023

Dear Shareholder:

You are cordially invited to attend the Annual Meeting of Shareholders of BBX Capital, Inc. (the “Company”), which will be held on May 16, 2023 at 11:00 a.m., Eastern time, for the purposes described in the attached Notice of Meeting and Proxy Statement. Please read these materials so that you will know what we plan to do at the Annual Meeting.

The Annual Meeting will be held in a virtual format only, via webcast at www.virtualshareholdermeeting.com/BBXIA2023. While there will not be a physical meeting location and shareholders will not be able to attend the Annual Meeting in person, shareholders may attend the Annual Meeting virtually via the Internet. You will be required to enter your control number in order to access the virtual Annual Meeting and, if you are a shareholder of record or have a valid proxy to vote your shares, vote online. If you attend the virtual Annual Meeting, you will be able to submit questions on the meeting site. Shareholders who hold their shares in “street name” through a broker, bank or other nominee can use the control number set forth on the voting instruction form received from their broker, bank or other nominee in order to access the meeting.

Whether or not you plan to attend the virtual Annual Meeting, we encourage you to promptly vote your shares in advance by Internet or telephone or by completing, signing, dating and returning your proxy card or, if your shares are held in “street name,” your voting instruction form. This way, your shares will be voted as you direct even if you cannot attend the virtual Annual Meeting.

On behalf of your Board of Directors, I would like to express our appreciation for your continued support.

Sincerely,

Alan B. Levan
Chairman of the Board of Directors

BBX Capital, Inc.

201 East Las Olas Blvd., Suite 1900

Fort Lauderdale, Florida 33301

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held on May 16, 2023

Notice is hereby given that the Annual Meeting of Shareholders of BBX Capital, Inc. (the “Company”) will be held on May 16, 2023, commencing at 11:00 a.m., Eastern time, for the following purposes:

1.   To elect twelve directors to the Company’s Board of Directors for a term expiring at the Company’s 2024 Annual Meeting of Shareholders.

2.   To transact such other business as may properly be brought before the Annual Meeting or any adjournment or postponement thereof.

The Annual Meeting will be held in a virtual format only, via webcast at www.virtualshareholdermeeting.com/BBXIA2023. While there will not be a physical meeting location and shareholders will not be able to attend the Annual Meeting in person, shareholders may attend the Annual Meeting virtually via the Internet. You will be required to enter your control number in order to access the virtual Annual Meeting and, if you are a shareholder of record or have a valid proxy to vote your shares, vote online. If you attend the virtual Annual Meeting, you will be able to submit questions on the meeting site. Shareholders who hold their shares in “street name” through a broker, bank or other nominee can use the control number set forth on the voting instruction form received from their broker, bank or other nominee in order to access the meeting.

Only record holders of the Company’s Class A Common Stock or Class B Common Stock at the close of business on April 10, 2023 are entitled to notice of, and to vote at, the Annual Meeting.

Sincerely,

Alan B. Levan
Chairman of the Board of Directors

Fort Lauderdale, Florida

April 19, 2023

IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES. THEREFORE, EVEN IF YOU PLAN TO ATTEND THE VIRTUAL ANNUAL MEETING, YOU ARE ENCOURAGED TO VOTE YOUR SHARES IN ADVANCE BY INTERNET OR TELEPHONE OR BY COMPLETING, SIGNING, DATING AND RETURNING THE ENCLOSED PROXY CARD OR, IF YOUR SHARES ARE HELD IN “STREET NAME,” YOUR VOTING INSTRUCTION FORM. THIS WAY, YOUR SHARES WILL BE VOTED AS YOU DIRECT EVEN IF YOU CANNOT ATTEND THE VIRTUAL ANNUAL MEETING. NO POSTAGE IS REQUIRED FOR THE PROXY CARD IF MAILED IN THE UNITED STATES USING THE ENCLOSED ENVELOPE.

BBX Capital, Inc.

201 East Las Olas Blvd., Suite 1900

Fort Lauderdale, Florida 33301

PROXY STATEMENT

The Board of Directors of BBX Capital, Inc. (the “Company”) is soliciting proxies to be used at the Annual Meeting of Shareholders of the Company (the “Annual Meeting”) to be held on May 16, 2023 at 11:00 a.m., Eastern time, and at any and all postponements or adjournments of the Annual Meeting, for the purposes set forth in the accompanying Notice of Meeting.

This Proxy Statement and the accompanying Notice of Meeting and proxy card are first being mailed to shareholders on or about April 19, 2023.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS
AND THE ANNUAL MEETING

What is the purpose of the Annual Meeting?

At the Annual Meeting, shareholders will be asked to consider and vote upon the election of twelve directors to the Company’s Board of Directors, each for a term expiring at the Company’s 2024 Annual Meeting of Shareholders. Although the Board of Directors is not aware of any other matters to be presented at the Annual Meeting, if any other matters are properly brought before the Annual Meeting, shareholders will be asked to consider and vote upon such matters. Also, management may report on the Company’s business and performance and will be available to respond to appropriate questions from shareholders, as described in further detail below.

Who is entitled to vote at the meeting?

Record holders of the Company’s Class A Common Stock and record holders of the Company’s Class B Common Stock as of the close of business on April 10, 2023 (the “Record Date”) may vote at the Annual Meeting. As of the close of business on the Record Date, 11,423,543 shares of the Company’s Class A Common Stock and 3,860,618 shares of the Company’s Class B Common Stock were outstanding and, thus, will be eligible to vote at the Annual Meeting.

How can I attend the Annual Meeting?

In order to provide access to the Company’s shareholders regardless of geographic location, the Annual Meeting will only be conducted in virtual format live via webcast. While there will not be a physical, in-person meeting for you to attend, the format of the virtual Annual Meeting has been designed in an attempt to provide shareholders the same rights and opportunities to participate in the Annual Meeting, including the right to vote and the ability to ask questions, as they would have at an in-person meeting.

In order to attend the virtual meeting, you will be required to enter your control number in order to access the virtual Annual Meeting and, if you are a shareholder of record or have a valid proxy to vote your shares, vote online. Shareholders who hold their shares in “street name” through a broker, bank or other nominee can use the control number set forth on the voting instruction form received from their broker, bank or other nominee in order to access the meeting or may contact their broker, bank or other nominee directly to get that control number. If your shares are held directly with the Transfer Agent, please email bbx@laurelhill.com who can assist you in obtaining your control number.

The virtual meeting will be held at the following website: www.virtualshareholdermeeting.com/BBXIA2023. It is recommended that you log on to the site beginning 15 minutes prior to the start of the meeting. As described above, in order to access the meeting, you will need to use the control number emailed to you following your request or, for “street name” holders, the control number set forth on your voting instruction form.

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How do I submit questions for the Annual Meeting?

If you attend the virtual Annual Meeting, you will be able to submit questions for the meeting on the meeting site. Any questions must be confined to the specific matters to be considered at the Annual Meeting or otherwise relate to the business or performance of the Company. The question and answer session will follow the formal portion of the Annual Meeting and will be subject to time constraints. Questions may be grouped by topic, and substantially similar questions may be grouped and answered once.

What are the voting rights of the holders of Class A Common Stock and Class B Common Stock?

Holders of the Company’s Class A Common Stock and Class B Common Stock will vote as one class on the election of directors Additionally, in most cases, holders of the Company’s Class A Common Stock and Class B Common Stock will vote as one class on any other matters properly brought before the Annual Meeting. Holders of the Company’s Class A Common Stock are entitled to one vote per share on each matter, with all holders of the Company’s Class A Common Stock having in the aggregate 22% of the general voting power. The number of votes represented by each share of the Company’s Class B Common Stock, which represents in the aggregate 78% of the general voting power, is calculated in accordance with the Company’s Articles of Incorporation. At this year’s Annual Meeting, each outstanding share of the Company’s Class B Common Stock will be entitled to 10.49 votes on each matter.

What constitutes a quorum?

The presence at the Annual Meeting, virtually in person or by proxy, of the holders of shares representing a majority of the aggregate voting power (as described above) of the Company’s Class A Common Stock and Class B Common Stock outstanding as of the close of business on the Record Date will constitute a quorum.

What is the difference between a shareholder of record and a “street name” holder?

If your shares are registered directly in your name with American Stock Transfer & Trust Company, LLC (“AST”), the Company’s stock transfer agent, you are considered the shareholder of record with respect to those shares. If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of the shares but not the shareholder of record, and your shares are held in “street name.”

How do I vote my shares?

Record shareholders. If you are a shareholder of record, you can give a proxy to be voted at the Annual Meeting by mailing the enclosed proxy card. If you return your proxy card by mail, please ensure you leave enough time for your proxy card to be mailed and received. Shareholders of record may also vote by telephone or the Internet as described on the enclosed proxy card. In addition, shareholders of record may attend the virtual Annual Meeting (as described above) and vote their shares electronically during the virtual Annual Meeting up until the closing of the polls. Even if you plan to attend the virtual Annual Meeting, you are encouraged to vote in advance by telephone or the Internet, or by signing, dating and returning the enclosed proxy card, so that your vote will be counted if you later decide not to, or are otherwise unable to, attend the virtual Annual Meeting.

“Street name” holders. If you hold your shares in “street name,” you will receive instructions from your broker, bank or other nominee as to how to vote your shares or submit instructions to vote your shares. You should instruct your broker, bank or other nominee how to vote your shares by following the directions provided by your broker, bank or other nominee. If you return your voting instruction form by mail, please ensure you leave enough time for your voting instruction form to be received by the deadline provided by your broker, bank or other nominee. If you are a “street name” holder, you may vote the shares beneficially held by you through your broker, bank or other nominee electronically at the virtual Annual Meeting only if you attend the virtual Annual Meeting (as described above) and obtain a legal proxy from your broker, bank or other nominee giving you the legal right to vote the shares at the virtual Annual Meeting.

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What are my choices when voting on the election of directors?

You may vote for all of the director nominees, or your vote may be withheld with respect to one or more of the director nominees. The proposal related to the election of directors is described in this Proxy Statement beginning on page 9

What is the Board’s voting recommendation?

The Board of Directors recommends that you vote your shares FOR ALL of the director nominees.

What if I do not specify on my proxy card how I want my shares voted?

If you execute and mail in your proxy card but do not specify on your proxy card how you want to vote your shares, your shares will be voted FOR ALL of the director nominees. Although the Board of Directors is not aware of any other matters to be presented at the Annual Meeting, if any other matters are properly brought before the Annual Meeting, the individuals named in the enclosed proxy card (or their substitutes if they are unavailable) will vote the proxies in accordance with their judgment on those matters.

Can I change my vote or revoke my proxy?

Yes. You can change your vote or revoke your proxy at any time before your proxy is voted at the Annual Meeting. If you are the record owner of your shares, you can revoke your proxy by sending a signed written notice to the Company’s Secretary stating that you would like to revoke your proxy. Record holders can change their vote by submitting a new valid proxy bearing a later date, transmitting new voting instructions by telephone or the Internet, or by attending and voting their shares electronically at the virtual Annual Meeting as described above. See “How do I vote my shares? – Record Shareholders.” However, attendance at the virtual Annual Meeting will not, in and of itself, constitute revocation of a previously executed proxy.

If you are not the record owner of your shares and your shares are held in “street name,” you must contact your broker, bank or other nominee to find out how to change your vote.

What vote is required for the election of directors?

The Company’s directors are elected by plurality vote, meaning that the twelve director nominees receiving the greatest number of votes for election will be elected. A properly executed proxy marked to withhold a vote with respect to the election of one or more director nominees will not be voted with respect to the nominee or nominees indicated, although it will be counted for purposes of determining whether or not a quorum exists. Assuming a quorum is present, failures to vote will not have any impact on the election of directors.

If my shares are held in street name, will my broker, bank or other nominee vote my shares for me?

No. If you hold your shares in “street name” through a broker, bank or other nominee, whether your broker, bank or other nominee may vote your shares in its discretion depends on the proposals before the Annual Meeting. The election of directors is a proposal on which your broker, bank or other nominee will not have discretion to vote your shares at the Annual Meeting if you do not provide voting instructions.

What are broker non-votes?

When a broker, bank or other nominee has discretion to vote on one or more proposals at a meeting, or a “routine matter,” but does not have discretion to vote on other matters at the meeting, or “non-routine matters,” the broker, bank or other nominee will inform the inspector of election that it does not have the authority to vote on the “non-routine matters” with respect to shares held for beneficial owners which did not provide voting instructions with respect to the “non-routine matters.” This is generally referred to as a “broker non-vote.” Because brokers, banks and other nominees will not have discretion to vote on any items of business at the Annual Meeting if they have not received voting instructions from their clients, there will not be broker non-votes on any matter presented at the Annual Meeting.

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Are there any other matters to be acted upon at the Annual Meeting?

The Company does not know of any matters to be presented or acted upon at the Annual Meeting other than the election of directors. If any other matter is presented at the Annual Meeting on which a vote may properly be taken, the shares represented by proxies will be voted in accordance with the judgment of the person or persons voting those shares.

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CORPORATE GOVERNANCE

Pursuant to the Company’s Bylaws and Florida law, the Company’s business and affairs are managed under the direction of the Company’s Board of Directors. Directors are kept informed of the Company’s business through discussions with management, including the Chairman, Chief Executive Officer and other executive officers of the Company, by reviewing materials provided to them, and by participating in meetings of the Board of Directors and its committees.

Composition of the Board of Directors

The Company’s Bylaws provide that its Board of Directors will consist of no less than three or more than sixteen directors, and for each director to serve for a term expiring at the Company’s next annual meeting of shareholders. The specific number of directors is set from time to time by resolution of the Board. The Company’s Board of Directors currently consists of twelve directors, who are Alan B. Levan, Chairman, John E. Abdo, Vice Chairman, Jarett S. Levan, Seth M. Wise, Marcia Barry-Smith, Norman H. Becker, Andrew R. Cagnetta, Jr., Steven M. Coldren, Gregory A. Haile, Willis N. Holcombe, Anthony P. Segreto and Neil Sterling.

Determination of Director Independence

The Company’s Board of Directors has determined that Marcia Barry-Smith, Norman H. Becker, Andrew R. Cagnetta, Jr., Steven M. Coldren, Gregory A. Haile, Willis N. Holcombe, Anthony P. Segreto and Neil Sterling, who together comprise a majority of the Board, are independent under applicable rules and regulations of the SEC. The Board made such independence determinations using the definition of independence set forth in the listing standards of the New York Stock Exchange and based on a review of transactions and relationships between each director or any member of his or her immediate family, on the one hand, and the Company and its subsidiaries and affiliates, on the other hand, as well as transactions and relationships between each director or his affiliates, on the one hand, and members of the Company’s senior management or their affiliates, on the other hand. To assist the Board in making its independence determinations, the Board adopted the following categorical standards of relationships that, in the Board’s opinion, do not constitute material relationships that impair a director’s independence: (i) serving on third party boards of directors with other members of the Board; (ii) payments or charitable gifts by the Company to entities with which a director is an executive officer or employee where such payments do not exceed the greater of $1 million annually or 2% of such entity’s consolidated gross revenues for the applicable year; and (iii) investments by directors in common with each other or the Company. In addition, the Board discussed and considered that Mr. Becker serves on the Board of Directors and Audit and Compensation Committees of Bluegreen Vacations Holding Corporation (“BVH”). BVH was the parent company of the Company prior to its spin-off of the Company on September 30, 2020, at which time the Company became a separate publicly-traded company. With respect to Mr. Coldren, the Board discussed and considered that he is the President of Business Information Systems, Inc., a company which currently leases (and, since 1985, has leased) approximately 6,000 square feet of office space from Abdo Companies, Inc., of which John E. Abdo, the Company’s Vice Chairman, is President. The annual rent under the lease is $178,000, which the Board was advised is the current market rate. The Board also discussed and considered that Mr. Haile is the President of Broward College and a member of the Board of Directors of the Broward College Foundation, and that, during 2020, 2021 and 2022, BBX Capital Foundation, an affiliated not-for-profit entity, made total contributions of $20,000, $11,500 and $50,000, respectively, to the Broward College and Broward College Foundation. The Board determined that each such relationship and transaction described above did not constitute a material relationship or transaction that would impair the director’s independence.

Committees of the Board of Directors and Meeting Attendance

The Board of Directors has established Audit, Compensation and Nominating/Corporate Governance Committees. The Board has adopted a written charter for each of these committees and Corporate Governance Guidelines that address the make-up and functioning of the Board. The Board has also adopted a Code of Business Conduct and Ethics that applies to all of the Company’s directors, officers and employees. The committee charters, Corporate Governance Guidelines and Code of Business Conduct and Ethics are posted in the “Investor Relations” section of the Company’s website at www.bbxcapital.com, and each is available in print, without charge, to shareholders.

The Board met thirteen times during the year ended December 31, 2022. Each member of the Board of Directors attended at least 75% of the total number of meetings of the Board and committees on which he or she served. The Company has no formal policy requiring directors to attend the Company’s annual meeting of shareholders. Ten of the Company’s directors attended the Company’s 2022 Annual Meeting of Shareholders.

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The Audit Committee

The members of the Audit Committee are Norman H. Becker, Chairman, Andrew R. Cagnetta, Jr., Steven M. Coldren, and Gregory A. Haile. The Board has determined that each member of the Audit Committee is “financially literate” and “independent” within the meaning of applicable SEC rules and regulations. The Board also determined that Mr. Becker qualifies as an “audit committee financial expert,” as defined under Item 407 of Regulation S-K promulgated by the SEC.

The Audit Committee is directly responsible for the appointment, compensation, retention, and oversight of the Company’s independent auditor. Additionally, the Audit Committee assists Board oversight of: (i) the integrity of the Company’s financial statements; (ii) the Company’s compliance with legal and regulatory requirements; (iii) the qualifications, performance, and independence of the Company’s independent auditor; and (iv) the performance of the Company’s internal audit function. In connection with these oversight functions, the Audit Committee receives reports from, and meets with, the Company’s internal audit group, management, and independent auditor. The Audit Committee receives information concerning the Company’s internal control over financial reporting and any significant deficiencies or material weaknesses in such control and has adopted a complaint monitoring procedure that enables confidential and anonymous reporting to the Audit Committee of concerns regarding questionable accounting or auditing matters. The Audit Committee is also responsible for reviewing and, if it determines to be advisable, approving related party transactions involving the Company and its directors or executive officers, or their immediate family members, which present issues regarding financial or accounting matters.

The Audit Committee met eight times during the year ended December 31, 2022.

The Compensation Committee

The members of the Compensation Committee are Neil Sterling, Chairman, Steven M. Coldren, and Willis N. Holcombe. The Board has determined that each member of the Compensation Committee is “independent” under applicable rules and regulations of the SEC.

The Compensation Committee provides assistance to the Board in fulfilling its responsibilities relating to the compensation of the Company’s executive officers. It reviews and determines the compensation of the Company’s executive officers, including the Chief Executive Officer. The Compensation Committee also administers the Company’s Incentive Plan, which is the Company’s equity-based compensation plan.

Pursuant to its charter, the Compensation Committee has the authority to retain consultants to assist the Compensation Committee in its evaluation of executive compensation, as well as the authority to approve any such consultant’s fees and retention terms. No compensation consultants were engaged during the year ended December 31, 2022.

The Compensation Committee met four times during the year ended December 31, 2022.

The Nominating/Corporate Governance Committee

The Nominating/Corporate Governance Committee is comprised of Steven M. Coldren, Chairman, Marcia Barry-Smith, Andrew R. Cagnetta, Jr., Gregory A. Haile, Anthony P. Segreto, and Neil Sterling. Ms. Barry-Smith was appointed to the Nominating/Corporate Governance Committee in February 2022. The Board has determined that each member of the Nominating/Corporate Governance Committee is “independent” under applicable rules and regulations of the SEC.

The Nominating/Corporate Governance Committee is responsible for: (i) assisting the Board in identifying individuals qualified to become directors; (ii) making recommendations of candidates for directorships; (iii) developing and recommending to the Board a set of corporate governance principles for the Company; (iv) overseeing the evaluation of the Board and management; (v) overseeing the selection, composition and evaluation of Board committees; and (vi) overseeing the management continuity and succession planning process. In addition, the Nominating/Corporate Governance Committee is responsible for reviewing and, if it determines to be advisable, approving related party transactions involving the Company and its directors or executive officers, or their immediate family members, other than those presenting issues regarding financial or accounting matters, the review and approval of which has been delegated to the Audit Committee.

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The Nominating/Corporate Governance Committee met two times during the year ended December 31, 2022.

The Nominating/Corporate Governance Committee reviews annually the composition of the Board of Directors and the ability of its current members to continue effectively as directors. Absent special circumstances or a change in the criteria for Board membership, the Nominating/Corporate Governance Committee will generally re-nominate incumbent directors who continue to be qualified for Board service and are willing to continue as directors. If the Nominating/Corporate Governance Committee thinks it is in the Company’s best interest to nominate a new individual for director or fill a vacancy on the Board which may exist from time to time, the Nominating/Corporate Governance Committee will seek out potential candidates for Board appointments who meet the criteria for selection as a nominee and have the specific qualities or skills being sought as follows. Generally, the Nominating/Corporate Governance Committee will identify candidates for directorships through the business and other organization networks of the directors and management. Candidates for director will be selected on the basis of the contributions the Nominating/Corporate Governance Committee believes that those candidates can make to the Board and to management and on such other qualifications and factors as the Nominating/Corporate Governance Committee considers appropriate. Board candidates should have a reputation for honesty and integrity, strength of character, mature judgment and experience in positions with a high degree of responsibility. In addition to reviewing a candidate’s background and accomplishments, candidates for director are reviewed in the context of the current composition of the Board and the evolving needs of the Company. While the Board does not have a formal diversity policy and the Nominating/Corporate Governance Committee does not follow any ratio or formula with respect to diversity in order to determine the appropriate composition of the Board, the Board prefers a mix of background and experience among its members. Accordingly, pursuant to the Company’s Corporate Governance Guidelines, the Nominating/Corporate Governance Committee, when assessing potential new directors, may seek individuals from diverse professional backgrounds who provide a broad range of skills, experience and expertise relevant to the Company’s business. The goal of this process is to assemble a group of Board members with deep, varied experience, sound judgment, and commitment to the Company’s success. The Company also requires that its Board members be able to dedicate the time and resources sufficient to allow for the diligent performance of their duties on the Company’s behalf, including attending Board and applicable committee meetings. If the Nominating/Corporate Governance Committee believes a candidate would be a valuable addition to the Board, it will recommend the candidate’s election to the full Board. The Nominating/Corporate Governance Committee has recommended the election of all twelve of the Company’s incumbent directors at the Annual Meeting.

See “Bylaw Advance Notice Procedures,” “Shareholder Proposals for the 2024 Annual Meeting of Shareholders” and “Universal Proxy Rules” under “Additional Information” below for information regarding timing and other requirements relating to shareholder proposals and director nominations.

Leadership Structure

The business of the Company is managed under the direction of the Board, which is elected by the Company’s shareholders, subject to the right of the Board to appoint directors to fill vacancies on the Board which may exist from time to time, including due to an increase in the size of the Board or due to director resignations. The fundamental responsibility of the Board is to lead the Company by exercising its business judgment to act in what each director believes to be the best interests of the Company and its shareholders.

Alan B. Levan serves as Chairman of the Company’s Board of Directors. Jarett S. Levan, Mr. Alan Levan’s son, serves as Chief Executive Officer and President of the Company and as a director of the Company. The Board believes that separating the Chairman and Chief Executive Officer positions of the Company at this time provides the Company with the appropriate foundation to pursue its strategic and operational objectives, while maintaining effective oversight and objective evaluation of the Company’s performance.

Risk Oversight

The Board is responsible for overseeing management and the business and affairs of the Company, which includes the oversight of risk. In exercising its oversight, the Board has allocated some areas of focus to its committees and has retained areas of focus for itself. Pursuant to its charter, the Audit Committee is responsible for efforts designed to provide the Board with the information and resources to assess management’s handling of the Company’s approach to risk management. The Audit Committee also has oversight responsibility for the Company’s financial risk (such as accounting, finance, internal control and tax strategy), and the Audit Committee or the full Board receives and reviews, as appropriate, the reports of the Company’s internal audit group regarding the results of its annual Company-wide risk assessment and internal audit plan. Reports of all internal audits are provided to the Audit Committee. The Compensation Committee oversees compliance with the Company’s executive compensation plans and related laws and policies. The Nominating/Corporate Governance Committee oversees compliance with governance-related laws and policies, including the Company’s Corporate Governance Guidelines. The Board as a whole has responsibility for overseeing management’s handling of the Company’s strategic and operational risks. Senior management reports to the Board on the risks that management believes may be material to the Company, including those disclosed in the Company’s reports filed with the SEC. The goal of these processes is to achieve serious and thoughtful Board-level attention to the nature of the material risks faced by the Company and the adequacy of the Company’s risk management processes and systems. While the Board recognizes that the risks which the Company faces are not static and that it is not possible to identify or mitigate all risk and uncertainty all of the time, the Board believes that the Company’s approach to managing its risks provides the Board with a foundation and oversight perspective with respect to management of the material risks facing the Company.

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Executive Sessions of Non-Management Directors

During the year ended December 31, 2022, the Company’s non-management directors met twice in executive sessions of the Board in which management directors and other members of management did not participate. Neil Sterling is the presiding director for executive sessions of non-management directors. Future meetings of non-management directors are scheduled to be held at least annually, and the non-management directors may schedule additional meetings without management present as they determine.

Communications with the Board of Directors and Non-Management Directors

Interested parties who wish to communicate with the Board of Directors, any individual director or the non-management directors as a group can write to the Company at 201 East Las Olas Blvd., Suite 1900, Fort Lauderdale, Florida 33301, Attn: Secretary. If the person submitting the letter is a shareholder, the letter should include a statement indicating such. Depending on the subject matter, the Company will:

•	forward the letter to the director or directors to whom it is addressed;
•	attempt to handle the inquiry directly if it relates to routine or ministerial matters, including requests for information; or
•	not forward the letter if it is primarily commercial in nature or if it is determined to relate to an improper or irrelevant topic.

A member of management will, at each meeting of the Board, present a summary of all letters received since the last meeting that were not forwarded to the Board and will make those letters available to the Board upon request.

Code of Ethics

The Company has a Code of Business Conduct and Ethics that applies to all of its directors, officers and employees, including the Company’s principal executive officer, principal financial officer, and principal accounting officer. The Code of Business Conduct and Ethics is posted in the “Investor Relations” section of the Company’s website at www.bbxcapital.com. The Company will post amendments to or waivers from the Code of Business Conduct and Ethics (to the extent applicable to the Company’s principal executive officer, principal financial officer, or principal accounting officer) on its website.

Section 16(a) Beneficial Ownership Reporting Compliance

Based solely upon a review of the copies of the forms furnished to the Company and written representations that no other reports were required, the Company believes that all filing requirements under Section 16(a) of the Exchange Act applicable to its officers, directors and greater than 10% beneficial owners were complied with on a timely basis during the year ended December 31, 2022.

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PROPOSAL NO. 1 - ELECTION OF DIRECTORS

The Company’s Bylaws provide that the Board of Directors shall consist of no less than three or more than sixteen directors, and for each director to serve for a term expiring at the Company’s next annual meeting of shareholders. The specific number of directors is set from time to time by resolution of the Board. As described above, the Board of Directors currently consists of twelve directors.

All twelve of the Company’s current directors have been nominated for election at the Annual Meeting to serve for a term expiring at the Company’s 2024 Annual Meeting of Shareholders. Each of the director nominees was recommended for election by the Nominating/Corporate Governance Committee and has consented to serve for his term. If any director nominee should become unavailable to serve as a director, the Board may designate a substitute nominee. In that case, the persons named as proxies will vote for the substitute nominee designated by the Board. Except as otherwise indicated, no director nominee has had any change in principal occupation or employment during the past five years.

Directors Standing for Election

ALAN B. LEVAN	Director since 2020

Mr. Alan Levan, age 78, was appointed Chairman of the Company’s Board of Directors in connection with the Company’s spin-off from BVH during September 2020. Mr. Alan Levan is also the Chairman of BVH’s Board of Directors, as well as its Chief Executive Officer and President. Mr. Alan Levan has been BVH’s Chairman and Chief Executive Officer since 2017, and he was appointed President of BVH in connection with BVH’s spin-off of the Company during September 2020. Mr. Alan Levan has also served as Chief Executive Officer and President of Bluegreen Vacations Corporation (“Bluegreen”), a wholly owned subsidiary of BVH and leading vacation ownership company, since January 2020 and as Chairman of the Board of Bluegreen since May 2017. From 1994 until December 2015, Mr. Alan Levan was also Chairman and Chief Executive Officer of BBX Capital Corporation (formerly BankAtlantic Bancorp, Inc.), which merged with and into a wholly owned subsidiary of BVH during December 2016 (the “BVH Merger”). In addition, Mr. Alan Levan served as Chairman of BankAtlantic from 1987 until July 2012 when BankAtlantic was sold to BB&T Corporation (“BB&T”). The Company’s Board of Directors believes that Mr. Alan Levan is a strong operating executive and that his proven leadership skills enhance the Company and its Board of Directors. The Board also believes that Mr. Alan Levan, as Chairman, provides the Company’s Board of Directors with critical insight regarding the Company’s business and prospects. Mr. Alan Levan is the father of Jarett S. Levan, who is the Chief Executive Officer, President, and a director of the Company.

JOHN E. ABDO	Director since 2020

John E. Abdo, age 79, was appointed Vice Chairman of the Company’s Board of Directors in connection with the Company’s spin-off from BVH during September 2020. Mr. Abdo is also Vice Chairman of BVH’s Board of Directors. Mr. Abdo has served as Vice Chairman of BVH since 1993. Effective October 1, 2020, he became executive Vice Chairman of Bluegreen after serving as non-executive Vice Chairman since 2002 (except for the period from December 2015 until August 2017, during which time he served as non-executive Acting Chairman of the Board of Bluegreen). Mr. Abdo served as Vice Chairman of BBX Capital Corporation (formerly BankAtlantic Bancorp, Inc.) prior to the BVH Merger and as Vice Chairman of BankAtlantic from 1987 until the completion of the sale of BankAtlantic to BB&T during July 2012. Mr. Abdo is also President of Abdo Companies, Inc., a member of the Board of Directors of the Performing Arts Center Authority (“PACA”) and the former 20-year President, and a current member of the Investment Committee and Finance Committee, of the Broward Performing Arts Foundation. Mr. Abdo also served as a director of Benihana until August 2012, including serving as Vice Chairman of the Board of Benihana from 2009 through August 2012. The Company’s Board of Directors believes that it benefits from Mr. Abdo’s contributions, including those relating to his extensive experience as part of the Florida business community and his knowledge of the Company’s business and affairs. The Company’s Board of Directors also believes that Mr. Abdo’s real estate background enables him to provide additional knowledge and perspective to the Board.

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JARETT S. LEVAN	Director since 2020

Jarett S. Levan, age 49, was appointed Chief Executive Officer and President of the Company and as a director of the Company in connection with the Company’s spin-off from BVH during September 2020. Mr. Jarett Levan is also a director of BVH, serving on BVH’s Board of Directors since 2009, and he was President of BVH prior to its spin-off of the Company. From December 2015 to February 2017, he also served as Acting Chairman and Chief Executive Officer of BVH. Mr. Jarett Levan also served as a director of Bluegreen since August 2017. He was a director of BBX Capital Corporation (formerly BankAtlantic Bancorp, Inc.) from 1999 until the completion of the BVH Merger in December 2016. Further, Mr. Jarett Levan was the President of BankAtlantic from 2005 to 2007 and was the Chief Executive Officer of BankAtlantic from January 2007 until July 2012 when BankAtlantic was sold to BB&T. Mr. Jarett Levan also serves as a director of Business for the Arts of Broward, the Broward Center for the Performing Arts, the Greater Fort Lauderdale Alliance, the Broward Workshop, the Broward College Foundation, and the Ambassadors Board of Nova Southeastern University. The Company’s Board of Directors believes that Mr. Jarett Levan’s operating and management experience, and his knowledge of the Company’s business, allow him to provide insight to the Board with respect to the Company’s business, affairs and prospects. Mr. Jarett Levan is the son of Alan B. Levan, who is the Company’s Chairman.

SETH M. WISE	Director since 2020

Seth M. Wise, age 53, was appointed Executive Vice President and as a director of the Company in connection with the Company’s spin-off from BVH during September 2020. Mr. Wise is President of BBX Capital Real Estate LLC (“BBX Capital Real Estate”) and Chief Executive Officer of The Altman Companies, LLC (“The Altman Companies”). BBX Capital Real Estate and The Altman Companies, indirectly through BBX Capital Real Estate, are wholly owned subsidiaries of the Company. Mr. Wise was a director and Executive Vice President of BVH prior to the spin-off of the Company. Mr. Wise has also served as a director of Bluegreen since August 2017. He was also Executive Vice President of BBX Capital Corporation (formerly BankAtlantic Bancorp, Inc.) from 2012 to 2016. The Company’s Board of Directors believes that Mr. Wise’s real estate-related experience and background enhance the Board’s knowledge with respect to the real estate industry and that the Board benefits from the insight he brings with respect to the Company’s operations and investments.

MARCIA BARRY-SMITH	Director since 2021

Marcia Barry-Smith, age 78, was appointed to the Company’s Board of Directors during September 2021. Since 2012, Ms. Barry-Smith has served as President and Chief Executive Officer of MBS Consulting Services. Prior to joining MBS Consulting Services, Ms. Barry-Smith was employed in the banking industry for over 30 years, including serving as Senior Vice President and CRA Officer of BankAtlantic and Senior Vice President of Citizens Federal Bank. The Company’s Board of Directors believes that Ms. Barry-Smith provides valuable insight and expertise to the Board based on, among other things, her professional, business and financial acumen, including as a consultant to companies within a variety of industries as well as her experience in the banking industry. The Board also believes it benefits from Ms. Barry Smith’s relationships within the South Florida business community and her charitable endeavors.

NORMAN H. BECKER	Director since 2020

Norman H. Becker, age 85, was appointed to the Company’s Board of Directors in connection with the Company’s spin-off from BVH during September 2020 after serving as a director of BVH since 2016. He also was a director of Bluegreen since 2003 and was re-appointed to BVH’s Board of Directors during May 2021 following the merger pursuant to which Bluegreen became a wholly owned subsidiary of BVH. Mr. Becker is currently, and has been for more than twelve years, self-employed as a Certified Public Accountant. Mr. Becker was the Chief Financial Officer and Treasurer of Proguard Acquisition Corp., as well as a member of its Board of Directors, until his resignation from such positions during June 2012. Mr. Becker was previously a partner with Touche Ross & Co., the predecessor of Deloitte & Touche LLP, for more than ten years. The Company’s Board of Directors believes that Mr. Becker’s business, financial and accounting expertise allow him to provide valuable insight to the Board and that his accounting and financial knowledge make him a valuable resource for the Audit Committee.

ANDREW R. CAGNETTA, JR.	Director since 2020

Andrew R. Cagnetta Jr., age 57, was appointed to the Company’s Board of Directors in connection with the Company’s spin-off from BVH during September 2020 after serving as a director of BVH since 2018. Mr. Cagnetta is the Chief Executive Officer of Transworld Business Advisors, LLC, an international business brokerage firm headquartered in West Palm Beach, Florida. The Company’s Board of Directors believes that Mr. Cagnetta is a valuable asset to the Board based on his understanding of, and connections in, the overall business market and his knowledge and experience with respect to business acquisitions, valuations, and sales, including developments and trends with respect thereto, and other business and financial matters generally.

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STEVEN M. COLDREN	Director since 2020

Steven M. Coldren, age 74, was appointed to the Company’s Board of Directors in connection with the Company’s spin-off from BVH during September 2020 after serving as a director of BVH since 2016. Mr. Coldren joined BVH’s Board of Directors in connection with the completion of the BVH Merger during December 2016 after serving as a director of BBX Capital Corporation (formerly BankAtlantic Bancorp, Inc.) since 1986. Mr. Coldren is the President/Founder of Business Information Systems, Inc., a distributor of commercial recording systems since 1982. Until 2004, Mr. Coldren was also Chairman of Medical Information Systems, Corp., a distributor of hospital computer systems. The Company’s Board of Directors believes that Mr. Coldren’s business and financial experience as the President/Founder of Business Information Systems, Inc. and Chairman of Medical Information Systems Corp., combined with his knowledge of the Company’s business as a consequence of his long history of service as a director of BVH and its predecessors, is valuable to the Board.

GREGORY A. HAILE	Director since 2020

Gregory A. Haile, age 44, was appointed to the Company’s Board of Directors in connection with the Company’s spin-off from BVH during September 2020 after serving as a director of BVH since 2019. Mr. Haile has served as the President of Broward College since July 2018. From September 2011 to June 2018, he was the General Counsel and Vice President for Public Policy and Government Affairs for Broward College. Prior to joining Broward College, Mr. Haile was an attorney in private practice. The Company’s Board of Directors believes that Mr. Haile provides valuable input and contributions to the Board based on, among other things, his leadership experience and his relationships within and knowledge of the South Florida community. He also has a significant history of local and national board and committee service, including his current service as deputy and audit chair of the Federal Reserve Bank of Atlanta.

WILLIS N. HOLCOMBE	Director since 2020

Willis N. Holcombe, age 77, was appointed to the Company’s Board of Directors in connection with the Company’s spin-off from BVH during September 2020 after serving as a director of BVH since 2016. Dr. Holcombe joined BVH’s Board of Directors in connection with the completion of the BVH Merger during December 2016 after serving as a director of BBX Capital Corporation (formerly BankAtlantic Bancorp, Inc.) since 2003. Dr. Holcombe served as the Chancellor of the Florida College System from October 2007 until his retirement from that position in November 2011 and as interim President of Florida State College at Jacksonville from January 2013 through December 2013. He previously served as the President of Broward Community College from January 1987 until January 2004, as well as interim President from November 2006 to July 2007. Dr. Holcombe also served as a director on the Florida Prepaid College Board from January 2008 through November 2011. The Company’s Board of Directors believes that Dr. Holcombe’s academic background and management acumen, including his previous service as Chancellor of the Florida College System, give him a unique perspective to provide meaningful insight to the Board and that the Board also benefits from Dr. Holcombe’s knowledge of, and relationships within, the South Florida community.

ANTHONY P. SEGRETO	Director since 2020

Anthony P. Segreto, age 72, was appointed to the Company’s Board of Directors in connection with the Company’s spin-off from BVH during September 2020 after serving as a director of BVH since 2016. Mr. Segreto joined BVH’s Board of Directors in connection with the completion of the BVH Merger during December 2016 after serving as a director of BBX Capital Corporation (formerly BankAtlantic Bancorp, Inc.) since 2012 and an advisory director from 2009 until 2012. Mr. Segreto also served as a consultant to BankAtlantic from October 2009 until the completion of the sale of BankAtlantic to BB&T during July 2012. Mr. Segreto was an integral part of the South Florida NBC news team for 40 years where he was a well-respected reporter and anchor for both sports and news. He has also served on the boards of a number of nonprofit organizations, including as a member of the Board of Governors of the Huizenga School of Business and Entrepreneurship and the Community Foundation of Broward. The Company’s Board of Directors believes that it benefits from Mr. Segreto’s recognition, relationships and community involvement in Florida, as well as his business acumen.

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NEIL STERLING	Director since 2020

Neil Sterling, age 71, was appointed to the Company’s Board of Directors in connection with the Company’s spin-off from BVH during September 2020 after serving as a director of BVH since 2003. Mr. Sterling has been the principal of The Sterling Resources Group, Inc., a business development consulting firm, since 1998. He is also the Founder and Chief Executive Officer of SRG Technology, LLC, a software development company. The Company’s Board of Directors believes that, as a result of his experience as an executive and business consultant and his resulting exposure to, and knowledge of, numerous companies and industries, Mr. Sterling is able to bring strategic insight to the Board. In addition, the Board believes that Mr. Sterling provides a valuable perspective resulting from his not-for-profit services as a former member of the Broward County School Board, Founding Chairperson of PACA, and member of the Florida Ethics Commission, among other charitable and not-for-profit services.

The Board of Directors Unanimously Recommends that Shareholders

Vote “For” the Election of Each of the Director Nominees.

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IDENTIFICATION OF EXECUTIVE OFFICERS

The following individuals serve as the Company’s current executive officers:

Name	Position
Alan B. Levan	Chairman
John E. Abdo	Vice Chairman
Jarett S. Levan	Chief Executive Officer, President, and Director
Seth M. Wise	Executive Vice President and Director; President, BBX Capital Real Estate; Chief Executive Officer, The Altman Companies
Brett Sheppard	Chief Financial Officer

The Company’s executive officers serve until they resign or are replaced or removed by the Board of Directors. Biographical information for Mr. Sheppard is set forth below. Biographical information for Mr. Alan Levan, Mr. Abdo, Mr. Jarett Levan, and Mr. Wise is set forth in “Proposal No. 1 – Election of Directors” above.

Brett Sheppard, age 39, was appointed Chief Financial Officer of the Company in connection with the Company’s spin-off from BVH during September 2020. Mr. Sheppard previously was the Chief Accounting Officer of BVH. He joined BVH in 2017 and was appointed its Chief Accounting Officer in August 2018. Prior to joining BVH, Mr. Sheppard served as Corporate Controller of Equity One, Inc. and as a Senior Auditor with Ernst & Young LLP. Mr. Sheppard is a Certified Public Accountant and holds an M.Pr.A. and B.B.A. in Accounting and Finance.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Company may be deemed to be controlled by Alan B. Levan, the Company’s Chairman, John E. Abdo, the Company’s Vice Chairman, Jarett S. Levan, the Company’s Chief Executive Officer and President and a director of the Company, and Seth M. Wise, the Company’s Executive Vice President and a director of the Company. Together, they may be deemed to beneficially own shares of the Company’s Class A Common Stock and Class B Common Stock representing approximately 83% of the Company’s total voting power as of April 10, 2023. See “Security Ownership of Certain Beneficial Owners and Management” below for further information. Mr. Alan B. Levan serves as the Chairman, Chief Executive Officer and President of BVH, Mr. Abdo serves as Vice Chairman of BVH, Mr. Jarett Levan serves as a director and is the former President of BVH, and Mr. Wise serves as a director and is a former Executive Vice President of BVH. Alan B. Levan, John E. Abdo, Jarett S. Levan, and Seth M. Wise may also be deemed to control BVH through their ownership of shares of BVH’s Class A Common Stock and Class B Common Stock representing a majority of BVH’s total voting power.

In connection with the Company’s spin-off from BVH on September 30, 2020, BVH issued a $75.0 million note payable to the Company. The note accrues interest at a rate of 6% per annum and requires payments of interest only on a quarterly basis; provided, however, that interest payments may be deferred at the option of BVH, with interest on the entire outstanding balance thereafter to accrue at a cumulative, compounded rate of 8% per annum until such time as BVH is current on all accrued payments under the note, including deferred interest. All outstanding amounts under the note will become due and payable on September 30, 2025, or earlier upon certain events. In December 2021, BVH made a $25.0 million prepayment of the note reducing the outstanding note balance from $75.0 million to $50.0 million. During the year ended December 31, 2022, the Company recognized $3.0 million of interest income relating to accrued interest on the note from BVH.

For the year ended December 31, 2022, the Company received $0.7 million from BVH for investor relations, accounting and management advisory services provided by the Company, and received approximately $0.3 million of rent from BVH for office space provided by the Company, which in each case represents the Company’s actual cost of providing the services or space, as the case may be. The Company also received $1.0 million for providing risk management consulting services to Bluegreen for the year ended December 31, 2022.

For the year ended December 31, 2022, the Company received $0.3 million for providing management services to The Altman Companies. The Company began renting office space to the Altman Companies in June 2022 and accrued $210,000 of amounts due from The Altman Companies related to such space for the year ended December 31, 2022. During the year ended December 31, 2022, the Company, indirectly through BBX Capital Real Estate, owned a 50% interest in The Altman Companies. In January 2023, BBX Capital Real Estate acquired the remaining 50% interest in The Altman Companies and, accordingly, the Company, indirectly through BBX Capital Real Estate, now owns 100% of The Altman Companies.

During the year ended December 31, 2022, the Company paid Abdo Companies, Inc. approximately $175,000 for certain management services and rent. John E. Abdo, the Company’s Vice Chairman, is the principal shareholder and Chief Executive Officer of Abdo Companies, Inc.

Directors and executive officers and other employees of the Company may independently make investments with their own funds in developments sponsored by The Altman Companies. Any such investments are to be made on the same terms as those offered to outside investors.  Without limiting the generality of the foregoing, certain of the Company’s executive officers invested in The Altman Companies’ Altra Kendall development on the same terms as the investments made in such development by outside investors.

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EXECUTIVE COMPENSATION

Summary Compensation Table

The following table summarizes the compensation which was paid by the Company to, earned by or accrued by the Company on behalf of, Jarett S. Levan, the Company’s Chief Executive Officer and President, Seth M. Wise, Executive Vice President of the Company, Alan B. Levan, the Company’s Chairman, and John E. Abdo, the Company’s Vice Chairman (collectively, the “Named Executive Officers”), for the years ended December 31, 2022 and 2021.

Name and Principal Position	Year	Salary ($)		Bonus ($)(2)	Stock Awards ($)(3)	Non- Equity Incentive Plan Compensation ($)	All Other Compensation ($)		Total ($)
Jarett S. Levan	2022	900,000		900,000	2,120,000	—	45,205	(4)	3,965,205
Chief Executive Officer and President	2021	900,000		900,000	2,120,000	—	32,350	(4)	3,952,350
Seth M. Wise	2022	900,000		1,960,000	1,060,000	—	43,765	(5)	3,963,765
Executive Vice President	2021	900,000		900,000	2,120,000	—	26,550	(5)	3,946,550
Alan B. Levan	2022	696,154	(1)	3,128,026	—	—	180,777	(6)	4,004,957
Chairman	2021	400,000		800,000	1,628,026	—	182,237	(6)	3,010,263
John E. Abdo	2022	696,154	(1)	3,128,026	—	—	187,155	(7)	4,011,335
Vice Chairman	2021	400,000		800,000	1,628,026	—	165,408	(7)	2,993,434

(1)	During February 2022, the Compensation Committee approved increases in the annual base salaries of Alan B. Levan and John E. Abdo from $400,000 to $750,000.

(2)	Represents the annual bonus payment paid to the applicable Named Executive Officer in respect of his annual bonus opportunity, as described in further detail under “NEO Compensation and Employment Agreements” below. In addition, the amount for each of Mr. Jarett Levan and Mr. Wise for 2021 includes an additional $360,000 discretionary cash bonus approved by the Compensation Committee based on the performance of the Company, including after taking into account the impact of the COVID-19 pandemic on the Company and the efforts of Mr. Jarett Levan and Mr. Wise to successfully navigate the Company through the pandemic. The bonuses for Mr. Wise, Mr. Alan Levan, and Mr. Abdo for 2022 also include cash awards of $1,060,000, $1,628,026 and $1,628,026, respectively, which were granted under the 2021 Incentive Plan in lieu of restricted stock awards in such amounts. These cash awards were granted in January 2023 for services performed in 2022 and are scheduled to vest in three equal annual installments beginning in October 2023, subject to the terms of the 2021 Incentive Plan and the applicable award agreements

(3)	Represents (a) for 2022, the grant date fair value of restricted stock awards of 232,967 shares of the Company’s Class A Common Stock and 116,483 shares of the Company’s Class A Common Stock granted to Mr. Jarett Levan and Mr. Wise, respectively, during January 2023 for services performed in 2022 and (b) for 2021, the grant date fair value of restricted stock awards of 205,029 shares of the Company’s Class B Common Stock granted to Mr. Jarett Levan, 205,029 shares of the Company’s Class A Common Stock granted to Mr. Wise and 157,449 shares of the Company’s Class A Common Stock granted to each of Mr. Alan Levan and Mr. Abdo, in each case, during January 2022 for services performed in 2021. All of such restricted stock awards were granted under the Company’s 2021 Incentive Plan, as amended (the “2021 Incentive Plan”). The restricted stock awards granted in January 2023 for services performed in 2022 are scheduled to vest in three equal annual installments beginning in October 2023, subject to the terms of the 2021 Incentive Plan and the applicable award agreements. The restricted stock awards granted in January 2022 for services performed in 2021 are scheduled to vest in three equal annual installments, subject to the terms of the 2021 Incentive Plan and the applicable award agreements, with the first such installments having vested in October 2022. See also “Outstanding Equity Awards at Fiscal-Year End 2022” below. Assumptions used in the calculation of the grant date fair value of these restricted stock awards are included in Note 17 to the audited financial statements contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022.

(4)	Includes membership dues to community and professional organizations and matching contributions to the Company’s 401(k) plan.

(5)	Includes an automobile allowance, membership dues to community and professional organizations and matching contributions to the Company’s 401(k) plan.
(6)	Includes $135,567 of life and disability insurance premium payments for each of 2022 and 2021, an automobile allowance of $21,120 for 2022 and $25,344 for 2021, and, for 2022 and 2021, membership dues to community and professional organizations, and matching contributions to the Company’s 401(k) plan.

(7)	Includes a total of $174,955 and $159,523 of management fees and rent paid by the Company to Abdo Companies, Inc. for 2022 and 2021, respectively. Mr. Abdo is the principal shareholder and Chief Executive Officer of Abdo Companies, Inc. The amounts for 2022 and 2021 also include matching contributions to the Company’s 401(k) plan.

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NEO Compensation and Employment Agreements

The Company has employment agreements with each of its executive officers, including the Named Executive Officers. Under the terms of their respective employment agreements, each of the Named Executive Officers receives an annual base salary and is entitled to receive bonus payments under bonus plans established from time to time by the Compensation Committee or otherwise at the discretion of the Compensation Committee. The following table sets forth information regarding the base salary and annual bonus opportunity and payment of or for the Named Executive Officers for 2022.

Executive Officer	2022 Base Salary	2022 Annual Bonus Opportunity (1)	2022 Annual Bonus Payment (2)
Jarett S. Levan	$900,000	100%	900,000
Seth M. Wise	$900,000	100%	900,000
Alan B. Levan	$750,000	200%	1,500,000
John E. Abdo	$750,000	200%	1,500,000

(1)	Represents the Named Executive Officer’s annual bonus opportunity for 2022, stated as a percentage of his then-current base salary.
(2)	Represents the annual bonus actually paid to the Named Executive Officer in respect of his annual bonus opportunity for 2022 (the amount actually paid to the applicable Named Executive Officer in respect of his annual bonus opportunity being hereinafter referred to as the “Annual Bonus”).

On January 17, 2023, the Compensation Committee approved increases in the annual bonus opportunity of Jarett S. Levan and Seth M. Wise from 100% to 150% of their annual base salaries and decreases in the annual bonus opportunity of Alan B. Levan and John E. Abdo from 200% to 150% of their annual base salaries, in each case, effective beginning with the year ending December 31, 2023. No changes were made to the annual base salaries of any of the Named Executive Officers.

In addition to base salary and annual bonus opportunities, each Named Executive Officer is also entitled to receive awards, including restricted stock awards and performance-based cash awards, under the Company’s 2021 Incentive Plan and any other equity plans adopted by the Company in the future. See footnotes 2 and 3 to the “Summary Compensation Table” above for information regarding the restricted stock and performance-based cash awards granted to the Named Executive Officers.

Each employment agreement was entered into in May 2021, has an initial term of three years and provides for annual renewal terms unless either the applicable Named Executive Officer or the Company elects for the agreement to expire at the end of the then-current term or the agreement is earlier terminated as set forth below.

Each employment agreement may be terminated by the Company for “Cause” or “Without Cause” or by the applicable Named Executive Officer for “Good Reason” (as such terms are defined in the employment agreement). If an employment agreement is terminated by the Company for “Cause,” the applicable Named Executive Officer will be entitled to receive his base salary through the date of termination. If an employment agreement is terminated by the Company “Without Cause” or by the Named Executive Officer for “Good Reason,” the applicable Named Executive Officer will be entitled to receive (i) his base salary through the date of termination, (ii) the prorated portion of the Named Executive Officer’s Annual Bonus (based on the average Annual Bonus paid to him during the prior two fiscal years) through the date of termination, and (iii) the following severance payments. Each of Mr. Jarett Levan and Mr. Wise will be entitled to receive a severance payment in an amount equal to (a) 1.5 times the sum of his annual base salary and annual bonus opportunity at the date of termination or (b) 2 times the sum of his annual base salary and annual bonus opportunity at the date of termination if such termination occurs within two years after a “Change in Control” (as defined in the employment agreement). Each of Mr. Alan Levan and Mr. Abdo will be entitled to receive a severance payment in an amount equal to (a) 2 times the sum of his annual base salary and annual bonus opportunity at the date of termination or (b) 2.99 times the sum of his annual base salary and annual bonus opportunity at the date of termination if such termination occurs within two years after a “Change in Control.” In addition, if a Named Executive Officer’s employment agreement is terminated by the Company “Without Cause” or by the Named Executive Officer for “Good Reason,” the Company will be required to provide the Named Executive Officer with continued benefits, including, without limitation, health and life insurance, for the following periods: (x) eighteen

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months following the year in which the termination occurs (or two years following the year in which the termination occurs if such termination occurs within two years after a Change in Control) in the case of Mr. Jarett Levan and Mr. Wise; and (y) two years following the year in which the termination occurs (or three years following the year in which the termination occurs if such termination occurs within two years after a Change in Control) in the case of each of Mr. Alan Levan and Mr. Abdo . Further, if a Named Executive Officer’s employment agreement is terminated by the Company “Without Cause” or by the Named Executive Officer for “Good Reason,” all incentive stock options and restricted stock awards previously granted to the Named Executive Officer by the Company but not yet vested as of the termination date will immediately accelerate and fully vest as of the termination date. Each employment agreement will also be terminated upon the Named Executive Officer’s death, in which case the applicable Named Executive Officer’s estate will be entitled to receive (i) his base salary through the date of his death and (ii) the prorated portion of the Named Executive Officer’s Annual Bonus (based on the average Annual Bonus paid to him during the prior two fiscal years) through the date of his death and a death benefit equal to his annual base salary. The Company’s obligation to make and provide the post-termination payments and benefits described in this paragraph is subject to the applicable Named Executive Officer’s entry into and compliance with a non-disclosure, non-competition, confidentiality and non-solicitation of customers agreement with the Company on terms acceptable to both the Named Executive Officer and the Company.

Outstanding Equity Awards at Fiscal-Year End 2022

The following table sets forth certain information regarding equity-based awards of the Company held by the Named Executive Officers as of December 31, 2022, all of which were granted under the Company’s 2021 Incentive Plan.

	Option Awards					Stock Awards
	Number of Securities Underlying Unexercised Options	Number of Securities Underlying Unexercised Options Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned	Option Exercise	Option Expiration	Number of Shares or Units of Stock that have not		Market Value of Shares or Units of Stock that have not	Equity Incentive Plan Awards Number of Unearned Share, Units or Other Rights that have not	Equity Incentive Plan Awards Market or Payout Value or Unearned Shares, Units or Other Rights that have not
Name	Exercisable	Exercisable	Options	Price	Date	Vested		Vested	Vested	Vested
Jarett S. Levan	—	—	N/A	—	—	136,686	(2)(3)	$1,242,476	N/A	N/A

Seth M. Wise	—	—	N/A	—	—	136,686	(1)(3)	$1,242,476	N/A	N/A

Alan B. Levan	—	—	N/A	—	—	104,966	(1)(3)	$954,141	N/A	N/A

John E. Abdo	—	—	N/A	—	—	104,966	(1)(3)	$954,141	N/A	N/A

(1)	Represents restricted stock awards of shares of the Company’s Class A Common Stock.
(2)	Represents restricted stock awards of shares of the Company’s Class B Common Stock.
(3)	Vesting pro-rata over three years, with the first installment having vested on October 1, 2022.

As previously described, in addition to the awards set forth in the table above, during January 2023, the Company granted restricted stock awards of 232,967 shares and 116,483 shares to Mr. Jarett Levan and Mr. Wise, respectively. These restricted stock awards are of shares of the Company’s Class A Common Stock, were granted under the Company’s 2021 Incentive Plan, and are scheduled to vest in three equal annual installments beginning on October 1, 2023, subject to the terms and conditions of the 2021 Incentive Plan and the applicable award agreement.

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EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth, as of December 31, 2022, information regarding awards previously granted and outstanding, and securities authorized for future issuance, under the Company’s equity compensation plans.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants or Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants or Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Outstanding Options, Warrants, or Rights)
Equity compensation plans approved by shareholders	—	—	1,223,448	(1)
Equity compensation plans not approved by shareholders	—	—	—
	—	—	—

(1)	Represents shares available for grant under the Company’s 2021 Incentive Plan as of December 31, 2022. During January 2023, the Company granted restricted stock awards of a total of 412,912 shares of Class A Common Stock under the 2021 Incentive Plan, including the 349,450 shares granted to Mr. Jarett Levan and Mr. Wise as described above. After giving effect to the grant of such restricted stock awards, as of the date of this Proxy Statement, there were 715,565 shares of Class A Common Stock and 94,971 shares of Class B Common Stock remaining available for issuance pursuant to options and restricted stock awards which may be granted under the 2021 Incentive Plan.

DIRECTOR COMPENSATION

The compensation policy for the Company’s non-employee directors is designed to compensate directors fairly for work required by a company of similar size and scope to the Company and based on a structure that is simple, transparent and easy for shareholders to understand.

The Company’s non-employee directors are currently compensated for their service on the Company’s Board of Directors and its committees through cash fees. Each non-employee director receives an annual cash retainer of $100,000 for his or her service on the Company’s Board of Directors. In addition, the Chairman of the Audit Committee receives an annual cash retainer of $20,000; all other members of the Audit Committee receive annual cash retainers of $16,000; and the Chairman of the Compensation Committee and the Chairman of the Nominating/Corporate Governance Committee each receives an annual cash retainer of $3,500. Other members of the Compensation Committee and the Nominating/Corporate Governance Committee do not currently receive additional compensation for their service on those committees.

Director Compensation Table - 2022

The following table sets forth certain information regarding the compensation paid or accrued by the Company to or on behalf of each individual who served as a non-employee director of the Company during the year ended December 31, 2022.

Name	Fees Earned or Paid in Cash ($)
Marcia Barry-Smith	100,000
Norman Becker	120,000
Andrew R. Cagnetta, Jr.	116,000
Steven M. Coldren	119,500
Gregory A. Haile	116,000
Willis N. Holcombe	100,000
Anthony P. Segreto	100,000
Neil Sterling	103,500

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AUDIT COMMITTEE REPORT

The following Audit Committee Report shall not be deemed to be “soliciting material” or to be “filed” with the SEC or subject to Regulation 14A or 14C promulgated by the SEC, other than as provided in Item 407 of Regulation S-K promulgated by the SEC, or to the liabilities of Section 18 of the Exchange Act, except to the extent that the Company specifically requests that the following Audit Committee Report be treated as “soliciting material” or specifically incorporates it by reference into a document filed under the Securities Act or the Exchange Act.

The charter of the Audit Committee sets forth the Audit Committee’s responsibilities, which include oversight of the Company’s financial reporting on behalf of the Board of Directors and shareholders. The Audit Committee receives reports from and meets with the Company’s internal auditors, management, and independent auditor. These meetings were designed, among other things, to facilitate and encourage communication among the Audit Committee and the Company’s management and internal auditors, as well as with Grant Thornton LLP, the Company’s independent registered public accounting firm (“Grant Thornton”). The Audit Committee discussed with the Company’s internal auditors and Grant Thornton the overall scope and plans for their respective audits and discussed the results of their examinations and their evaluations of the Company’s internal controls and compliance matters. The Audit Committee reviewed and discussed the Company’s audited consolidated financial statements for the year ended December 31, 2022 with management and Grant Thornton prior to the filing with the SEC of the Company’s Annual Report on Form 10-K for such year.

Management has primary responsibility for the Company’s financial statements and the overall financial reporting process, including the Company’s system of internal controls. The Company’s independent registered public accounting firm audits the annual financial statements prepared by management, expresses an opinion as to whether those financial statements present fairly, in all material respects, the financial position, results of operations and cash flows of the Company in conformity with accounting principles generally accepted in the United States of America, and discusses with the Audit Committee its independence and any other matters that it is required to discuss with the Audit Committee or that it believes should be raised with it. The Audit Committee oversees these processes, although it must rely on information provided to it and on the representations made by management and the Company’s independent registered public accounting firm.

The Audit Committee discussed with Grant Thornton the matters required to be discussed with audit committees under generally accepted auditing standards, including, among other things, matters related to the conduct of the audit of the Company’s consolidated financial statements and the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T.

The Audit Committee also received from Grant Thornton the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding Grant Thornton’s communications with the Audit Committee concerning independence, and the Audit Committee discussed with Grant Thornton its independence from the Company. When considering Grant Thornton’s independence, the Audit Committee considered whether Grant Thornton’s provision of services to the Company beyond those rendered in connection with its audit and review of the Company’s consolidated financial statements was compatible with maintaining Grant Thornton’s independence. The Audit Committee also reviewed, among other things, the amount of fees paid to Grant Thornton for its services.

Based on these reviews, meetings, discussions and reports, the Audit Committee recommended to the Board of Directors that the Company’s audited consolidated financial statements for the year ended December 31, 2022 be included in the Company’s Annual Report on Form 10-K for such year.

Submitted by the Members of the Audit Committee:

Norman H. Becker, Chairman
Andrew R. Cagnetta, Jr.
Steven M. Coldren
Gregory A. Haile

19

Fees to Independent Registered public Accounting Firm

for THE YEARS ENDED dECEMBER 31, 2022 and 2021

Grant Thornton served as the independent registered public accounting firm for the Company for 2022 and 2021. The following table sets forth the fees billed to the Company by Grant Thornton for 2022 and 2021.

	2022	2021
(in thousands)
Audit Fees (1)	$916	$844
Audit-Related Fees	—	—
All Other Fees	—	—
Total Fees	$916	$844

(1) Represents fees for services related to the Company’s annual financial statement audit, quarterly reviews, and consent for the Company’s Registration Statement on Form S-8 relating to the 2021 Incentive Plan filed with the SEC during the applicable year.

Under its charter, the Company’s Audit Committee must review and pre-approve both audit and permitted non-audit services provided by the Company’s independent registered public accounting firm and shall not engage the independent registered public accounting firm to perform any non-audit services prohibited by law or regulation. The independent registered public accounting firm’s retention to audit the Company’s financial statements, including the associated fee, is subject to approval each year by the Audit Committee. The Audit Committee does not regularly evaluate potential engagements of the independent registered public accounting firm and approve or reject such potential engagements. At each Audit Committee meeting, the Audit Committee receives updates on the services actually provided by the independent registered public accounting firm, and management may present additional services for pre-approval. The Audit Committee has delegated to the Chairman of the Audit Committee the authority to evaluate and approve engagements on behalf of the Audit Committee in the event that a need arises for pre-approval between regular Audit Committee meetings. If the Chairman so approves any such engagements, he will report that approval to the full Audit Committee at the next Audit Committee meeting.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of April 10, 2023, certain information as to the Company’s Class A Common Stock and Class B Common Stock beneficially owned by persons known by the Company to own in excess of 5% of the outstanding shares of such stock. In addition, the table includes information regarding the shares of the Company’s Class A Common Stock and Class B Common Stock beneficially owned by (i) each Named Executive Officer, (ii) each of the Company’s directors and (iii) the Company’s directors and executive officers as a group. Management knows of no person, except as listed below, who beneficially owned more than 5% of the outstanding shares of the Company’s Class A Common Stock or Class B Common Stock as of April 10, 2023. Except as otherwise indicated, the information provided in the following table was obtained from filings with the SEC and the Company pursuant to the Exchange Act. For purposes of the following table, in accordance with Rule 13d-3 under the Exchange Act, a person is deemed to be the beneficial owner of any shares of the Company’s Class A Common Stock or Class B Common Stock which he or she has or shares, directly or indirectly, voting or investment power, or which he or she has the right to acquire beneficial ownership of at any time within 60 days after April 10, 2023. As used herein, “voting power” is the power to vote, or direct the voting of, shares, and “investment power” includes the power to dispose of, or direct the disposition of, such shares. Unless otherwise noted, each beneficial owner has sole voting and sole investment power over the shares beneficially owned.

Name of Beneficial Owner	Notes	Class A Common Stock Ownership	Class B Common Stock Ownership	% of Class A Common Stock	% of Class B Common Stock
Levan BFC Stock Partners LP	(1,2,3,6)	—	336,915	2.9%	8.7%
Levan Partners LLC	(1,2,3,6)	986,197	141,577	9.8%	3.7%
Alan B. Levan	(1,2,3,4,5,6,7)	1,895,416	3,710,015	37.0%	96.1%
John E. Abdo	(1,2,3,5)	1,222,735	1,495,311	21.0%	38.7%
Jarett S. Levan	(1,2,3,6,7)	424,622	536,388	10.5%	22.6%
Seth M. Wise	(1,2,3,7,8)	474,064	335,158	6.9%	8.7%
Marcia Barry-Smith	(2)	0	0	0.0%	0.0%
Norman H. Becker	(2)	1,204	0	*	0.0%
Andrew R. Cagnetta, Jr.	(2)	1,000	0	*	0.0%
Steven M. Coldren	(2)	1,893	0	*	0.0%
Gregory A. Haile	(2)	0	0	0.0%	0.0%
Willis N. Holcombe	(2)	0	0	0.0%	0.0%
Anthony P. Segreto	(2)	0	0	0.0%	0.0%
Neil Sterling	(2)	0	0	0.0%	0.0%
Dr. Herbert A. Wertheim	(1,9)	793,632	83,290	7.6%	2.2%
Mink Brook Capital GP LLC	(10)	813,697	0	7.3%	0.0%
All directors and executive officers of the Company as a group (13 persons)	(1,2,3,4,5,6,7,8)	4,082,504	3,710,015	51.5%	96.1%

(1)	Shares of the Company’s Class B Common Stock are convertible on a share-for-share basis into shares of the Company’s Class A Common Stock at any time in the beneficial owner’s discretion. The number of shares of Class B Common Stock held by each beneficial owner and convertible within 60 days after April 10, 2023 into shares of Class A Common Stock is not separately included in the “Class A Common Stock Ownership” column, but is included for the purpose of calculating the percent of Class A Common Stock held by each beneficial owner.
(2)	Mailing address is 201 East Las Olas Boulevard, Suite 1900, Fort Lauderdale, Florida 33301.
(3)	The Company may be deemed to be controlled by Messrs. Alan Levan, Abdo, Jarett Levan and Wise, who collectively may be deemed to have an aggregate beneficial ownership of shares of the Company’s Class A Common Stock and Class B Common Stock representing approximately 83% of the total voting power of the Company’s common stock.
(4)	Mr. Alan Levan’s beneficial holdings include the 986,197 shares of Class A Common Stock and 141,577 shares of Class B Common Stock owned by Levan Partners LLC and the 336,915 shares of Class B Common Stock owned by Levan BFC Stock Partners LP. Mr. Alan Levan’s beneficial holdings also include 2,341 shares of Class A Common Stock and 240 shares of Class B Common Stock held of record by his wife, 7,344 shares of Class A Common Stock held through trusts for the benefit of his children and 78,700 shares of Class A Common Stock held by the Susie and Alan B. Levan Family Foundation. In addition, Mr. Alan Levan’s beneficial holdings of Class B Common Stock include the shares of Class B Common Stock held by Mr. Abdo, Mr. Jarett Levan and Mr. Wise, as described below.
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(5)	Mr. Alan Levan and Mr. Abdo are parties to an agreement pursuant to which Mr. Abdo has granted to Mr. Alan Levan a proxy to vote the shares of Class B Common Stock that Mr. Abdo beneficially owns. As a result, the shares of Class B Common Stock beneficially owned by Mr. Abdo are included in Mr. Alan Levan’s beneficial holdings in the table. Mr. Abdo has also agreed not to sell any of his shares of Class B Common Stock without first converting those shares into shares of Class A Common Stock. Pursuant to the agreement, Mr. Alan Levan and Mr. Abdo have also agreed to vote their shares of Class B Common Stock in favor of the election of the other to the Company’s Board of Directors for so long as they are willing and able to serve as directors of the Company. The agreement also provides for Mr. Jarett Levan to succeed to Mr. Alan Levan’s rights under the agreement in the event of Mr. Alan Levan’s death or disability.
(6)	Mr. Alan Levan and Mr. Jarett Levan are parties to an agreement pursuant to which Mr. Jarett Levan has agreed to vote the shares of Class B Common Stock that he owns or otherwise has the right to vote in the same manner as Mr. Alan Levan votes his shares of Class B Common Stock. As a result, the shares of Class B Common Stock beneficially owned by Mr. Jarett Levan are included in Mr. Alan Levan’s beneficial holdings in the table. Mr. Jarett Levan has also agreed, subject to certain exceptions, not to transfer certain of his shares of Class B Common Stock and to obtain the consent of Mr. Alan Levan prior to the conversion of his shares of Class B Common Stock into shares of Class A Common Stock if the effect of such conversion or sale would reduce his ownership of Class B Common Stock below a specified number of shares. Pursuant to the agreement, Mr. Alan Levan and Mr. Jarett Levan have also agreed to vote their shares of Class B Common Stock in favor of the election of the other to the Company’s Board of Directors for so long as they are willing and able to serve as directors of the Company.
(7)	Mr. Jarett Levan and Mr. Wise are parties to an agreement pursuant to which Mr. Wise has agreed to vote the shares of Class B Common Stock that he owns or otherwise has the right to vote in the same manner as Mr. Jarett Levan’s shares of Class B Common Stock are voted. As a result of this agreement and the above-described agreement between Mr. Alan Levan and Mr. Jarett Levan, the shares of Class B Common Stock beneficially owned by Mr. Wise are included in Mr. Alan Levan’s beneficial holdings in the table. Mr. Wise has also agreed, subject to certain exceptions, not to transfer certain of his shares of Class B Common Stock or convert such shares of Class B Common Stock into shares of Class A Common Stock, in each case, without first offering Mr. Jarett Levan the right to purchase such shares. Pursuant to the agreement, Mr. Jarett Levan and Mr. Wise have also agreed to vote their shares of Class B Common Stock in favor of the election of the other to the Company’s Board of Directors for so long as they are willing and able to serve as directors of the Company.
(8)	Mr. Wise’s holdings of Class A Common Stock include 50 shares held in his spouse’s IRA which he may be deemed to beneficially own.
(9)	Dr. Wertheim’s ownership was reported in a Rebuttal of Control Agreement filed on December 20, 1996 with the Office of Thrift Supervision (as adjusted for stock splits since the date of filing). The Rebuttal of Control Agreement indicated that Dr. Wertheim had no intention to directly or indirectly manage or control the Company. Dr. Wertheim’s mailing address, as reported by him, is 191 Leucadendra Drive, Coral Gables, Florida 33156.
(10)	Based on the Schedule 13G/A (Amendment No. 1) filed jointly with the SEC on January 17, 2023 by Mink Brook Partners LP, Mink Brook Opportunity Fund LP, Mink Brook Capital GP LLC and William Mueller. The Schedule 13G/A reports that (i) Mink Brook Partners LP owns and has shared voting and investment power over 408,450 shares of Class A Common Stock, (ii) Mink Brook Opportunity Fund LP owns and has shared voting and investment power over 405,247 shares of Class A Common Stock and (iii) each of William Mueller and Mink Brook Capital GP LLC may be deemed to have shared voting and investment power over all of the shares held by Mink Brook Partners LP and Mink Brook Opportunity Fund LP.

22

OTHER MATTERS

As of the date of this Proxy Statement, the Board of Directors is not aware of any matters other than those described in this Proxy Statement which may be brought before the Annual Meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF

PROXY MATERIALS FOR THE ANNUAL SHAREHOLDER MEETING

TO BE HELD ON MAY 16, 2023

This Proxy Statement and the Company’s Annual Report to Shareholders for the year ended December 31, 2022 are available at http://bbxcapital.qesreports.com/BBX.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Grant Thornton served as the Company’s independent registered public accounting firm for 2022 and 2021. A representative of Grant Thornton is expected to be present at the Annual Meeting, will have the opportunity to make a statement if he or she desires to do so, and will be available to respond to appropriate questions from shareholders.

ADDITIONAL INFORMATION

“Householding” of Proxy Material.  The SEC has adopted rules that permit companies and intermediaries, such as brokers, to satisfy delivery requirements for proxy statements with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for shareholders and cost savings for companies. The Company and some brokers household proxy materials, delivering a single proxy statement to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker or AST, the Company’s transfer agent, that they or the Company will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. However, the Company will deliver promptly upon written or oral request a separate copy of this Proxy Statement to a shareholder at a shared address to which a single Proxy Statement was delivered. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement, or if you are receiving multiple proxy statements and would like to request delivery of a single proxy statement, please notify your broker if your shares are held in a brokerage account or AST if you are the record holder of your shares. You can notify AST by sending a written request to American Stock Transfer & Trust Company, LLC, 6201 15th Avenue, 2nd Floor, Brooklyn, New York 11219, Attention: Customer Service. You can also contact AST’s Customer Service department at (800) 937-5449.

Bylaw Advance Notice Procedures. Under the Company’s Bylaws, no business may be brought before an annual meeting of shareholders unless it is specified in the notice of the annual meeting of shareholders or is otherwise brought before the annual meeting of shareholders by or at the direction of the Board of Directors or by a shareholder entitled to vote who has delivered written notice to the Company’s Secretary (containing certain information specified in the Company’s Bylaws about the shareholder and the proposed action) not less than 90 or more than 120 days prior to the first anniversary of the preceding year’s annual meeting of shareholders. However, if the date of the Company’s annual meeting of shareholders changes by more than 30 days from the date of the preceding year’s annual meeting of shareholders, written notice of the proposed business must be received by the Company within ten days after the Company first mails notice of or publicly discloses the date of the annual meeting of shareholders. For the Company’s 2024 Annual Meeting of Shareholders, the Company must receive shareholder notice of a director nomination (i) between January 17, 2024 and February 16, 2024 or (ii) if the Company’s 2024 Annual Meeting of Shareholders is held more than 30 days before or after May 16, 2024, within ten days after the Company first mails notice of or publicly discloses the date of the meeting. In addition, any shareholder who wishes to submit a nomination to the Board of Directors must deliver written notice of the nomination within the applicable time period set forth above and comply with the information requirements in the Company’s Bylaws relating to shareholder nominations. These requirements are separate from and in addition to the SEC’s requirements that a shareholder must meet in order to have a shareholder proposal included in the Company’s proxy statement for the 2024 Annual Meeting of Shareholders and to comply with the requirements of Rule 14a-19 under the Exchange Act, in each case, as described in further detail below.

23

The Company’s Bylaws are filed as Exhibit 3.2 to Amendment No. 2 to the Company’s Registration Statement on Form 10 filed with the SEC on August 27, 2020 and can be obtained on the SEC’s EDGAR website at www.sec.gov. Shareholders may also contact the Company’s Secretary at the Company’s principal executive offices for a copy of the relevant Bylaw provisions regarding the requirements for making shareholder proposals and nominating director candidates

Shareholder Proposals for the 2024 Annual Meeting of Shareholders.  Shareholders interested in submitting a proposal for inclusion in the proxy materials for the Company’s 2024 Annual Meeting of Shareholders may do so by following the procedures relating to shareholder proposals set forth in the rules and regulations promulgated under the Exchange Act. To be eligible for inclusion, shareholder proposals must be received by the Company’s Secretary at the Company’s principal executive offices by December 21, 2023 or, if the Company’s 2024 Annual Meeting of Shareholders is held more than 30 days before or after May 16, 2024, then by the deadline as set forth in a Company filing with the SEC, which will be a reasonable time before the Company begins to print and send its proxy materials.

Universal Proxy Rules. In addition to satisfying the requirements under the Company’s Bylaws, to comply with the universal proxy rules, shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act.

Proxy Solicitation Costs.  The Company will bear the expense of soliciting proxies and of reimbursing brokers, banks and other nominees for the out-of-pocket and clerical expenses of transmitting copies of the proxy materials to the beneficial owners of shares held of record by such persons. The Company does not currently intend to solicit proxies other than by use of the mail, but certain directors, officers and regular employees of the Company or its subsidiaries, without additional compensation, may solicit proxies personally or by telephone, fax, special letter or otherwise.

BY ORDER OF THE BOARD OF DIRECTORS

Alan B. Levan
Chairman

April 19, 2023

24

BBX CAPITAL, INC.

Form of Proxy

Class A Common Stock

ANNUAL MEETING OF SHAREHOLDERS OF

BBX CAPITAL, INC.

May 16, 2023

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Brett Sheppard and David Friedman, and each of them acting alone, with the power to appoint his substitute, proxy to represent the undersigned and vote as designated on the reverse all of the shares of Class A Common Stock of BBX Capital, Inc. held of record by the undersigned as of the close of business on April 10, 2023 at the Annual Meeting of Shareholders to be held on May 16, 2023 and at any adjournment or postponement thereof.

(Continued and to be signed on the reverse side)

PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE "FOR ALL" OF THE DIRECTOR NOMINEES NAMED IN PROPOSAL 1.

1. Election of twelve directors, each for a term expiring at the Company’s 2024 Annual Meeting of Shareholders.

NOMINEES:

Alan B. Levan

John E. Abdo

Jarett S. Levan

Seth M. Wise

Marcia Barry-Smith

Norman H. Becker

Andrew R. Cagnetta, Jr.

Steven M. Coldren

Gregory A. Haile

Willis N. Holcombe

Anthony P. Segreto

Neil Sterling

☐        FOR ALL NOMINEES

☐       WITHHOLD AUTHORITY

    FOR ALL NOMINEES

☐        FOR ALL EXCEPT

           (See instructions below)

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and write the nominee's name(s) below.

____________________________

____________________________

2. In his discretion, the proxy is authorized to vote upon such other matters as may properly come before the meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR ALL" OF THE DIRECTOR NOMINEES NAMED IN PROPOSAL 1.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Shareholder: ___________________________ Date: _______ Signature of Shareholder: _____________________________ Date: ____________

NOTE:	Please sign exactly as your name or names appear(s) on this proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

BBX CAPITAL, INC.

Form of Proxy

Class B Common Stock

ANNUAL MEETING OF SHAREHOLDERS OF

BBX CAPITAL, INC.

May 16, 2023

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Brett Sheppard and David Friedman, and each of them acting alone, with the power to appoint his substitute, proxy to represent the undersigned and vote as designated on the reverse all of the shares of Class B Common Stock of BBX Capital, Inc. held of record by the undersigned as of the close of business on April 10, 2023 at the Annual Meeting of Shareholders to be held on May 16, 2023 and at any adjournment or postponement thereof.

(Continued and to be signed on the reverse side)

PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE "FOR ALL" OF THE DIRECTOR NOMINEES NAMED IN PROPOSAL 1.

1. Election of twelve directors, each for a term expiring at the Company’s 2024 Annual Meeting of Shareholders.

NOMINEES:

Alan B. Levan

John E. Abdo

Jarett S. Levan

Seth M. Wise

Marcia Barry-Smith

Norman H. Becker

Andrew R. Cagnetta, Jr.

Steven M. Coldren

Gregory A. Haile

Willis N. Holcombe

Anthony P. Segreto

Neil Sterling

☐        FOR ALL NOMINEES

☐       WITHHOLD AUTHORITY

    FOR ALL NOMINEES

☐        FOR ALL EXCEPT

           (See instructions below)

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and write the nominee's name(s) below.

____________________________

____________________________

2. In his discretion, the proxy is authorized to vote upon such other matters as may properly come before the meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR ALL" OF THE DIRECTOR NOMINEES NAMED IN PROPOSAL 1.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Shareholder: ___________________________ Date: _______ Signature of Shareholder: _____________________________ Date: ____________

NOTE:	Please sign exactly as your name or names appear(s) on this proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.